Clough Global Dividend and Income Fund

STATEMENT OF INVESTMENTS

January 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS 122.19%
Communication Services 6.78%
AT&T, Inc.(a)(b)	128,500	$2,617,545
Comcast Corp. - Class A(a)(b)	51,800	2,038,330
Paramount Global - Class B(a)	17,000	393,720
Verizon Communications, Inc.(a)	26,900	1,118,233
		6,167,828

Consumer Discretionary 13.37%
Advance Auto Parts, Inc.(a)	12,400	1,888,272
Autoliv, Inc.(a)	23,300	2,146,396
Home Depot, Inc.(a)(b)	10,700	3,468,619
McDonald's Corp.(a)	5,900	1,577,660
Newell Brands, Inc.(a)	50,200	801,192
Starbucks Corp.(a)	12,100	1,320,594
Wynn Resorts, Ltd.(c)	9,330	966,961
		12,169,694

Consumer Staples 9.94%
Coca-Cola Co.(a)	38,400	2,354,688
General Mills, Inc.(a)	14,400	1,128,384
Kraft Heinz Co.(a)	23,700	960,561
PepsiCo, Inc.(a)	6,800	1,162,936
Procter & Gamble Co.(a)	15,900	2,263,842
Walgreens Boots Alliance, Inc.(a)	32,000	1,179,520
		9,049,931

Energy 9.80%
Chevron Corp.(a)(b)	10,200	1,775,004
Exxon Mobil Corp.(a)(b)	37,600	4,361,976
Kinder Morgan, Inc.(a)	151,800	2,777,940
		8,914,920

Financials 20.89%
American International Group, Inc.(a)	14,700	929,334
Bank of America Corp.(a)(b)	93,300	3,310,284
Blackstone Mortgage Trust, Inc. - Class A(a)(b)	52,100	1,242,064
Blackstone Secured Lending Fund(a)(b)	28,300	696,180
Golub Capital BDC, Inc.(a)	52,100	713,770
HDFC Bank, Ltd. - ADR(a)(b)	29,500	1,987,120
Huntington Bancshares, Inc.(a)	40,600	615,902
ICICI Bank, Ltd. - Sponsored ADR - ADR(a)	52,700	1,097,741
JPMorgan Chase & Co.(a)	11,400	1,595,544
Morgan Stanley(a)(b)	37,500	3,649,875
Prudential Financial, Inc.(a)	4,000	419,760
Starwood Property Trust, Inc.(a)(b)	131,600	2,749,124
		19,006,698

Health Care 14.31%
AbbVie, Inc.(a)(b)	3,500	517,125
Amgen, Inc.(a)	3,400	858,160
	Shares	Value
Health Care (continued)
Bristol-Myers Squibb Co.	3,100	$225,215
Gilead Sciences, Inc.(a)(b)	7,700	646,338
Johnson & Johnson(a)	11,100	1,813,962
Medtronic PLC(a)	31,900	2,669,711
Merck & Co., Inc.(a)(b)	10,900	1,170,769
Novo Nordisk A/S - ADR	3,470	481,566
Pfizer, Inc.(a)	51,700	2,283,072
UnitedHealth Group, Inc.(a)(b)	4,715	2,353,681
		13,019,599

Industrials 14.88%
3M Co.(a)	15,000	1,726,200
Airbus SE	30,434	3,799,618
Illinois Tool Works, Inc.(a)	2,200	519,288
Johnson Controls International plc	8,200	570,474
Lockheed Martin Corp.(a)	1,000	463,260
Northrop Grumman Corp.(a)	6,910	3,095,956
Raytheon Technologies Corp.(a)(b)	28,690	2,864,697
United Parcel Service, Inc. - Class B(a)	2,700	500,121
		13,539,614

Information Technology 18.17%
Accenture PLC - Class A	3,800	1,060,390
Analog Devices, Inc.(a)	8,800	1,508,936
Apple, Inc.(a)(b)	12,540	1,809,397
Broadcom, Inc.(a)	3,900	2,281,539
Cisco Systems, Inc.(a)	42,200	2,053,874
Jabil, Inc.	8,100	636,903
Lam Research Corp.(a)	2,970	1,485,297
Marvell Technology Group, Ltd.	10,600	457,390
Microsoft Corp.(a)(b)	10,505	2,603,244
Samsung Electronics Co., Ltd.	10,483	519,129
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	9,700	899,481
Texas Instruments, Inc.(a)	6,900	1,222,749
		16,538,329

Materials 3.54%
Dow Chemical Co.(a)	38,300	2,273,105
International Paper Co.(a)	22,800	953,496
		3,226,601

Real Estate 5.55%
American Tower Corp.(a)(b)	13,840	3,091,718
Crown Castle International Corp.	3,420	506,536
Simon Property Group, Inc.(a)	5,900	757,914
VICI Properties, Inc.(a)	20,200	690,436
		5,046,604

Utilities 4.96%
AES Corp.(a)	52,900	1,449,989
Duke Energy Corp.(a)	15,000	1,536,750

	Shares	Value
Utilities (continued)
Exelon Corp.(a)	36,200	$1,527,278
		4,514,017

TOTAL COMMON STOCKS
(Cost $103,806,629)		111,193,835

CORPORATE BONDS 0.53%
Golub Capital BDC, Inc.(a)(c)	500,000	485,227

TOTAL FIXED INCOME		485,227
TOTAL CORPORATE BONDS
(Cost $501,791)		485,227

EXCHANGE TRADED FUNDS 2.01%
iShares MSCI China ETF	17,400	932,292
KraneShares CSI China Internet ETF(c)	26,400	894,168

TOTAL EXCHANGE TRADED FUNDS
(Cost $1,823,127)		1,826,460

MUTUAL FUND 2.42%
BlackRock Capital Allocation Trust	34,300	518,273
BlackRock Innovation & Growth Trust	154,100	1,177,324
MainStay CBRE Global Infrastructure Megatrends Fund	33,400	506,678

TOTAL CLOSED-END FUNDS		2,202,275
TOTAL MUTUAL FUND
(Cost $2,008,758)		2,202,275

PREFERRED STOCKS 1.15%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(a)(d)	21,200	486,964
Trinity Capital, Inc., 01/16/2025 7.000%(a)	22,400	560,000

TOTAL PREFERRED STOCKS
(Cost $1,090,000)		1,046,964

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 1.94%
Put Options Purchased 1.94%
3 Month SOFR Opt Dec23C 97-SFRZ3C 97 PIT
, $97, $764,680,000	3,200	460,000
S&P 500® Index
02/17/23, $3,800, $5,299,580	13	11,115
S&P 500® Index
03/17/23, $3,800, $43,619,620	17	48,535
S&P 500® Index
03/17/23, $3,850, $6,930,220	107	381,455
S&P 500® Index
Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
Put Options Purchased (continued)
04/21/23, $3,850, $59,110,700	145	$859,850

Total Put Options Purchased
(Cost $3,822,832)		1,760,955

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 17.30%
Consumer Discretionary
Carnival Corp.
03/01/2026, 7.625%(e)(f)	$400,000	364,514
DR Horton, Inc.
10/15/2025, 2.600%(a)	500,000	471,089
Melco Resorts Finance, Ltd.
07/21/2028, 5.750%(a)(e)(f)	250,000	225,389
PulteGroup, Inc.
01/15/2027, 5.000%(a)(b)	500,000	502,563
Toyota Motor Corp.
03/25/2026, 1.339%(a)(b)	1,500,000	1,364,733
		2,928,288

Consumer Staples
JDE Peet's NV
01/15/2027, 1.375%(a)(e)(f)	1,000,000	868,094

Energy
Exxon Mobil Corp.
03/19/2025, 2.992%(a)(b)	1,000,000	972,663
Transocean, Inc.
01/15/2026, 7.500%(e)(f)	400,000	376,556
		1,349,219

Financials
Blackstone Secured Lending Fund
01/15/2026, 3.625%(a)	500,000	466,470
Golub Capital BDC, Inc.
08/24/2026, 2.500%(a)(b)	1,035,000	908,235
Owl Rock Capital Corp.
01/15/2027, 2.625%(a)(b)	1,260,000	1,088,455
Owl Rock Technology Finance Corp.
06/30/2025, 6.750%(a)(b)(e)(f)	1,000,000	967,488
12/15/2025, 4.750%(a)(b)(e)(f)	1,000,000	919,218
Signature Bank
11/01/2029, 3M US L + 2.559%(a)(g)	500,000	474,263
Trinity Capital, Inc.
08/24/2026, 4.375%(a)	500,000	439,537
		5,263,666

Industrials
Alaska Airlines 2020-1 Class B Pass Through Trust
08/15/2025, 8.000%(a)(b)(e)(f)	1,271,062	1,276,353
Boeing Co.
02/04/2026, 2.196%	490,000	453,216
Hexcel Corp.
02/15/2027, 4.200%(a)(b)	1,000,000	959,133

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
US Airways 2012-2 Class A Pass Through Trust
06/03/2025, 4.625%(a)(b)	$644,044	$596,694
		3,285,396

Information Technology
Apple, Inc.
05/06/2024, 3.450%(a)(b)	1,000,000	990,148
Broadcom, Inc.
Series WI, 11/15/2025, 3.150%	1,100,000	1,052,174
		2,042,322

TOTAL CORPORATE BONDS
(Cost $16,911,703)		15,736,985

CONVERTIBLE CORPORATE BONDS 0.63%
Financials
Starwood Property Trust, Inc.
04/01/2023, 4.375%(a)(b)	577,000	575,918

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $575,878)		575,918

ASSET-BACKED SECURITIES 0.03%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)(b)	25,595	25,904

TOTAL ASSET-BACKED SECURITIES
(Cost $25,595)		25,904

GOVERNMENT & AGENCY OBLIGATIONS 4.23%
U.S. Treasury Notes
01/31/2024, 0.140%(a)	4,000,000	3,849,562

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $3,988,873)		3,849,562

	Shares	Value
SHORT-TERM INVESTMENTS 2.82%
Money Market Fund 2.82%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (4.077% 7-day yield)	2,567,107	2,567,107

TOTAL SHORT-TERM INVESTMENTS
(Cost $2,567,107)		2,567,107

Total Investments - 155.25%
(Cost $137,122,293)		141,271,192

Other Assets in Excess of Liabilities - (55.25%)(h)		(50,273,058)

NET ASSETS - 100.00%		$90,998,134
	Shares	Value
SHORT-TERM INVESTMENTS (continued)

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (8.29%)
Communication Services (0.40%)
Softbank Group Corp.	(7,700)	$(363,452)

Consumer Discretionary (3.31%)
Asbury Automotive Group, Inc.(c)	(3,820)	(840,400)
Autonation Inc(c)	(6,300)	(798,336)
Harley-Davidson, Inc.	(20,000)	(920,600)
Macy's, Inc.	(19,300)	(456,059)
		(3,015,395)

Financials (1.59%)
BNP Paribas S.A.	(5,439)	(371,927)
Credit Agricole S.A.	(28,071)	(336,789)
Deutsche Bank AG	(11,900)	(159,222)
Intesa Sanpaolo SpA	(69,163)	(181,208)
Societe Generale S.A.	(5,689)	(168,721)
UniCredit SpA	(11,616)	(225,844)
		(1,443,711)

Health Care (1.29%)
AMN Healthcare Services, Inc.(c)	(4,360)	(417,862)
Biogen, Inc.(c)	(1,080)	(314,172)
Intuitive Surgical, Inc.(c)	(1,800)	(442,242)
		(1,174,276)

Information Technology (1.70%)
Elastic NV(c)	(2,200)	(129,448)
GLOBALFOUNDRIES, Inc.(c)	(3,300)	(195,624)
HubSpot, Inc.(c)	(470)	(163,095)
ON Semiconductor Corp.(c)	(3,100)	(227,695)
Palantir Technologies, Inc. - Class A(c)	(17,300)	(134,594)
Shopify, Inc. - Class A(c)	(3,500)	(172,445)
Smartsheet, Inc. - Class A(c)	(4,600)	(198,766)
Toast, Inc.(c)	(7,300)	(162,863)
UiPath, Inc. - Class A(c)	(10,400)	(159,744)
		(1,544,274)

TOTAL COMMON STOCKS
(Proceeds $6,325,860)		(7,541,108)

EXCHANGE TRADED FUNDS (22.02%)
ARK Innovation ETF(c)	(14,700)	(586,971)
Consumer Staples Select Sector SPDR® Fund	(10,300)	(759,522)
Financial Select Sector SPDR® Fund	(68,600)	(2,508,016)
Health Care Select Sector SPDR® Fund	(24,500)	(3,267,320)
Industrial Select Sector SPDR® Fund	(49,700)	(5,061,945)
Invesco QQQ ™ Trust Series 1	(1,720)	(506,746)
iShares® U.S. Basic Materials ETF	(15,300)	(2,126,241)
iShares® U.S. Industrials ETF	(8,400)	(858,984)
iShares® U.S. Medical Devices ETF	(12,400)	(669,600)
iShares® US Financials ETF	(16,200)	(1,311,876)

SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
EXCHANGE TRADED FUNDS (continued)
iShares® Dow Jones U.S. Real Estate Index Fund	(13,400)	$(1,240,706)
Utilities Select Sector SPDR® ETF	(16,500)	(1,139,985)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $18,401,950)		(20,037,912)

TOTAL SECURITIES SOLD SHORT
(Proceeds $27,983,764)		$(31,055,520)

Investment Abbreviations:
SOFR - Secured Overnight Financing Rate

FEDEF Rates:
3M US L - 3 Month LIBOR as of January 31, 2023 was 4.81%
1D US SOFR-1 Day SOFR as of January 31, 2023 was 4.31%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, or borrowings. As of January 31, 2023, the aggregate value of those securities was $107,657,455, representing 118.31% of net assets. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan as of January 31, 2023.
(c)	Non-income producing security.
(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2023, these securities had an aggregate value of $4,997,612 or 5.49% of net assets.
(f)	Restricted Security (See Note 1).
(g)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(h)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
US LONG BOND FUTURE	Morgan Stanley	Long	76	March 2023	$9,870,500	$192,049	$192,049

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Depreciation
S&P 500 EMINI FUTURE	Morgan Stanley	Short	17	March 2023	(3,476,500)	$(220,546)	(220,546)
EURODOLLAR 90 DAY	Morgan Stanley	Long	99	September 2023	23,512,500	$(432,310)	(432,310)
3 MONTH SOFR FUT DEC 2023	Morgan Stanley	Long	99	December 2023	23,657,287	$(18,746)	(18,746)
					$53,563,787	$(479,553)	$(479,553)

CALL OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
S&P 500® Index	Morgan Stanley	02/17/2023	$3,500	(13)	$(5,299,580)	$(1,853)
S&P 500® Index	Morgan Stanley	03/17/2023	3,450	(17)	(6,930,220)	(11,815)
S&P 500® Index	Morgan Stanley	03/17/2023	3,650	(107)	(43,619,620)	(159,965)
S&P 500® Index	Morgan Stanley	04/21/2023	3,650	(145)	(59,110,700)	(456,750)
					$(114,960,120)	$(630,383)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Bilbao Vizcaya Argentaria SA TRS	$(118,014)	1D FEDEF - 50 bps	FEDEF-1D	10/02/2024	$(183,490)	$(65,476)
Morgan Stanley	Sociedad Quimica	(367,185)	1D FEDEF - 35 bps	FEDEF-1D	01/02/2025	(458,438)	(91,253)
TOTAL		$(485,199)				$(641,928)	$(156,729)

*	Payment made when swap contract closes.

See Notes to Quarterly Statement of Investments.

Clough Global Equity Fund

STATEMENT OF INVESTMENTS

January 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS 126.25%
Communication Services 3.96%
Alphabet, Inc. - Class C(a)(b)(c)	30,570	$3,053,026
T-Mobile US, Inc.(a)(b)(c)	16,310	2,435,246
		5,488,272

Consumer Discretionary 13.80%
Amazon.com, Inc.(a)(b)(c)	28,710	2,960,862
Booking Holdings, Inc.(a)(b)	400	973,640
BYD Co., Ltd. - Class H	58,000	1,812,234
Dollar General Corp.(b)	6,200	1,448,320
Home Depot, Inc.(b)	5,705	1,849,390
Lululemon Athletica, Inc.(a)	2,090	641,379
Marriott International, Inc. - Class A(b)	3,100	539,958
Melco Resorts & Entertainment, Ltd. - ADR(a)(b)	72,400	988,984
Norwegian Cruise Line Holdings, Ltd.(a)	54,400	827,424
Royal Caribbean Cruises Ltd.(a)(b)(c)	47,620	3,092,443
Tesla, Inc.(a)(b)(c)	14,737	2,552,743
Wynn Resorts, Ltd.(a)	14,090	1,460,288
		19,147,665

Consumer Staples 5.87%
Coca-Cola Co.(b)	11,900	729,708
General Mills, Inc.(b)	29,300	2,295,948
Kraft Heinz Co.(b)	20,800	843,024
Kroger Co.(b)	17,100	763,173
Procter & Gamble Co.(b)(c)	17,500	2,491,650
Walgreens Boots Alliance, Inc.(b)	27,800	1,024,708
		8,148,211

Energy 9.58%
Cheniere Energy, Inc.(b)(c)	16,820	2,569,928
Exxon Mobil Corp.(b)(c)	36,400	4,222,764
Kinder Morgan, Inc.(b)(c)	203,700	3,727,710
Schlumberger, Ltd.	28,100	1,601,138
Transocean, Ltd.(a)	173,500	1,169,390
		13,290,930

Financials 16.99%
American International Group, Inc.(b)(c)	20,300	1,283,366
Bank of America Corp.(b)	76,100	2,700,028
Berkshire Hathaway, Inc.(a)(b)	4	1,892,000
Blackstone Mortgage Trust, Inc. - Class A(b)(c)	73,700	1,757,008
Blackstone Secured Lending Fund(b)(c)	44,900	1,104,540
HDFC Bank, Ltd. - ADR(b)(c)	68,800	4,634,368
Huntington Bancshares, Inc.(b)	113,200	1,717,244
ICICI Bank, Ltd. - Sponsored ADR - ADR(b)(c)	145,800	3,037,014
JPMorgan Chase & Co.(b)	18,100	2,533,276
	Shares	Value
Financials (continued)
M&T Bank Corp.(b)	4,600	$717,600
Starwood Property Trust, Inc.(b)(c)	104,500	2,183,005
		23,559,449

Health Care 24.62%
Acadia Healthcare Co., Inc.(a)(b)	22,000	1,848,440
Amphivena Therapeutics, Inc. - Series C(a)(d)(e)(f)(g)(h)(i)	334,425	431,408
Apellis Pharmaceuticals, Inc.(a)(b)(c)	6,477	341,532
Arcellx, Inc.(a)(b)(c)	43,964	1,468,837
Boston Scientific Corp.(a)(b)(c)	19,300	892,625
Centrexion Therapeutics Corp.(a)(d)(e)(g)(h)(i)	4,336	28,874
Centrexion Therapeutics Corp. - Series D Preferred Shares(a)(d)(e)(f)(g)(h)(i)	66,719	444,282
Cigna Corp.(b)	1,900	601,673
CRISPR Therapeutics AG(a)(b)(c)	47,150	2,405,593
Elevance Health, Inc.(b)	1,800	899,982
Eli Lilly & Co.(b)	3,400	1,170,110
Hologic, Inc.(a)(b)	15,800	1,285,646
Illumina, Inc.(a)	9,950	2,131,290
Jazz Pharmaceuticals PLC(a)(b)(c)	13,130	2,056,946
Johnson & Johnson(b)	16,300	2,663,746
Legend Biotech Corp. - ADR(a)	25,100	1,267,550
Merck & Co., Inc.(b)(c)	7,670	823,835
Novo Nordisk A/S - ADR	5,200	721,656
Surgery Partners, Inc.(a)(b)(c)	71,900	2,387,080
Tenet Healthcare Corp.(a)(b)(c)	31,950	1,752,458
Thermo Fisher Scientific, Inc.(b)	600	342,198
UnitedHealth Group, Inc.(b)(c)	5,965	2,977,668
Veracyte, Inc.(a)(b)(c)	82,100	2,063,173
Vertex Pharmaceuticals, Inc.(a)(b)	6,110	1,974,141
Zimmer Biomet Holdings, Inc.(b)	9,210	1,172,801
		34,153,544

Industrials 18.71%
Airbus SE	47,604	5,943,255
The Boeing Co.(a)(b)(c)	18,990	4,044,870
Deere & Co.(b)	1,200	507,408
Hertz Global Holdings, Inc.(a)(b)(c)	21,500	387,430
Lockheed Martin Corp.(b)	1,000	463,260
Northrop Grumman Corp.(b)(c)	12,155	5,445,926
Raytheon Technologies Corp.(b)(c)	45,530	4,546,170
TransDigm Group, Inc.(b)(c)	6,422	4,609,391
		25,947,710

Information Technology 22.85%
Accenture PLC - Class A	5,800	1,618,490
Amphenol Corp. - Class A(b)	6,700	534,459
Analog Devices, Inc.(b)	12,100	2,074,787
Apple, Inc.(b)(c)	20,620	2,975,260
Broadcom, Inc.(b)(c)	3,500	2,047,535
Jabil, Inc.(b)	12,900	1,014,327
Lam Research Corp.(b)(c)	4,690	2,345,469
Marvell Technology Group, Ltd.	16,000	690,400
Mastercard, Inc. - Class A(b)	3,100	1,148,860
Microsoft Corp.(b)(c)	18,095	4,484,122

	Shares	Value
Information Technology (continued)
Palo Alto Networks, Inc.(a)(b)(c)	19,810	$3,142,658
QUALCOMM, Inc.(b)(c)	13,200	1,758,372
Samsung Electronics Co., Ltd.	16,231	803,776
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR	14,700	1,363,131
Texas Instruments, Inc.(b)(c)	22,800	4,040,388
Visa, Inc. - Class A(b)(c)	7,150	1,646,001
		31,688,035

Materials 2.40%
Air Products & Chemicals, Inc.(b)	2,900	929,479
Linde PLC	4,900	1,621,606
Sherwin-Williams Co.(b)	3,300	780,747
		3,331,832

Real Estate 4.02%
American Tower Corp.(b)(c)	17,160	3,833,372
Crown Castle International Corp.	5,310	786,464
Prologis, Inc.(b)	3,700	478,336
Simon Property Group, Inc.(b)	3,700	475,302
		5,573,474

Utilities 3.45%
AES Corp.(b)	56,000	1,534,960
Duke Energy Corp.(b)	15,900	1,628,955
Exelon Corp.(b)	38,400	1,620,096
		4,784,011

TOTAL COMMON STOCKS
(Cost $169,212,545)		175,113,133

EXCHANGE TRADED FUNDS 5.12%
iShares MSCI China ETF(b)	26,000	1,393,080
KraneShares CSI China Internet ETF(a)	39,900	1,351,413
SPDR S&P Biotech ETF(a)(b)	46,200	4,107,180
United States Natural Gas Fund LP(a)(b)	26,500	246,980

TOTAL EXCHANGE TRADED FUNDS
(Cost $7,223,019)		7,098,653

MUTUAL FUND 2.40%
BlackRock Capital Allocation Trust	52,200	788,742
BlackRock Innovation & Growth Trust(b)	232,600	1,777,064
MainStay CBRE Global Infrastructure Megatrends Fund	50,400	764,568

TOTAL CLOSED-END FUNDS		3,330,374
TOTAL MUTUAL FUND
(Cost $3,038,470)		3,330,374
	Shares	Value
WARRANTS 0.57%(a)
Hertz Global Holdings, Inc., Strike Price $13.80, Expires 6/30/2051(b)	85,790	$795,273

TOTAL WARRANTS
(Cost $1,375,740)		795,273

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 1.97%
Put Options Purchased 1.97%
3 Month SOFR Opt Dec23C 97-SFRZ3C 97 PIT
, $97, $1,194,812,500	5,000	718,750
S&P 500® Index
02/17/23, $3,800, $15,491,080	38	32,490
S&P 500® Index
03/17/23, $3,800, $11,006,820	27	77,085
S&P 500® Index
03/17/23, $3,850, $68,079,220	167	595,355
S&P 500® Index
04/21/23, $3,850, $89,685,200	220	1,304,600

Total Put Options Purchased
(Cost $6,085,724)		2,728,280

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 1.36%
Consumer Discretionary
Carnival Corp.
03/01/2026, 7.625%(d)(f)	$600,000	546,771

Energy
Transocean, Inc.
01/15/2026, 7.500%(d)(f)	700,000	658,973

Industrials
Boeing Co.
02/04/2026, 2.196%	740,000	684,449

TOTAL CORPORATE BONDS
(Cost $1,873,662)		1,890,193

CONVERTIBLE CORPORATE BONDS 0.03%
Health Care
Amphivena Convertible Note PP
12/31/2049 (d)(e)(f)(g)(h)(i)	108,750	32,625

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $108,750)		32,625

GOVERNMENT & AGENCY OBLIGATIONS 17.42%
U.S. Treasury Notes
12/31/2023, 0.110%(b)	6,500,000	6,268,208
01/31/2024, 0.140%(b)	7,000,000	6,736,734

	Principal
Description/Maturity Date/Rate	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS (continued)
04/30/2024, 0.100%(b)	5,000,000	$4,871,094
08/31/2024, 0.640%(b)	6,400,000	6,285,625

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $24,775,986)		24,161,661

	Shares	Value
SHORT-TERM INVESTMENTS 1.25%
Money Market Fund 1.25%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (4.077% 7-day yield)	1,737,507	1,737,507

TOTAL SHORT-TERM INVESTMENTS
(Cost $1,737,507)		1,737,507

Total Investments - 156.37%
(Cost $215,431,403)		216,887,699

Other Assets in Excess of Liabilities - (56.37%)(j)		(78,182,683)

NET ASSETS - 100.00%		$138,705,016

SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (10.28%)
Communication Services (0.50%)
Softbank Group Corp.	(14,600)	(689,144)

Consumer Discretionary (4.81%)
Asbury Automotive Group, Inc.(a)	(5,740)	(1,262,800)
Autonation Inc(a)	(9,460)	(1,198,771)
Harley-Davidson, Inc.	(37,300)	(1,716,919)
Macy's, Inc.	(72,100)	(1,703,723)
Nordstrom, Inc.	(40,100)	(783,554)
		(6,665,767)

Financials (1.85%)
BNP Paribas S.A.	(9,800)	(670,138)
Credit Agricole S.A.	(50,875)	(610,385)
Deutsche Bank AG	(18,500)	(247,530)
Intesa Sanpaolo SpA	(124,563)	(326,358)
Societe Generale S.A.	(10,239)	(303,661)
UniCredit SpA	(21,040)	(409,071)
		(2,567,143)

Health Care (1.28%)
AMN Healthcare Services, Inc.(a)	(6,550)	(627,752)
Biogen, Inc.(a)	(1,660)	(482,894)
Intuitive Surgical, Inc.(a)	(2,700)	(663,363)
		(1,774,009)

Information Technology (1.84%)
Elastic NV(a)	(3,500)	(205,940)
GLOBALFOUNDRIES, Inc.(a)	(6,300)	(373,464)
SCHEDULE OF SECURITIES SOLD SHORT (continued)	Shares	Value
Information Technology (continued)
HubSpot, Inc.(a)	(740)	$(256,787)
ON Semiconductor Corp.(a)	(5,800)	(426,010)
Palantir Technologies, Inc. - Class A(a)	(27,000)	(210,060)
Shopify, Inc. - Class A(a)	(5,500)	(270,985)
Smartsheet, Inc. - Class A(a)	(7,300)	(315,433)
Toast, Inc.(a)	(11,200)	(249,872)
UiPath, Inc. - Class A(a)	(16,300)	(250,368)
		(2,558,919)

TOTAL COMMON STOCKS
(Proceeds $12,133,231)		(14,254,982)

EXCHANGE TRADED FUNDS (13.50%)
ARK Innovation ETF(a)	(22,200)	(886,446)
Financial Select Sector SPDR® Fund	(108,700)	(3,974,072)
Industrial Select Sector SPDR® Fund	(78,800)	(8,025,780)
Invesco QQQ ™ Trust Series 1	(2,600)	(766,012)
iShares® U.S. Medical Devices ETF	(58,500)	(3,159,000)
WisdomTree Cloud Computing Fund(a)	(66,500)	(1,909,880)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $17,204,762)		(18,721,190)

TOTAL SECURITIES SOLD SHORT
(Proceeds $34,126,282)		$(38,088,672)

Investment Abbreviations:
FEDEF - Federal Funds Effective Rate

FEDEF Rates:
1D FEDEF - 1 Day FEDEF as of January 31, 2023 was 4.33%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, or borrowings. As of January 31, 2023, the aggregate value of those securities was $165,688,053, representing 119.45% of net assets. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2023.
(d)	Restricted Security (See Note 1).
(e)	The Security has been deemed Illiquid.
(f)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2023, these securities had an aggregate value of $2,114,059 or 1.52% of net assets.
(g)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2023, these securities had an aggregate value of $937,188 or 0.68% of net assets.

(h)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(i)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of January 31, 2023, these securities had an aggregate value of $937,189 or 0.68% of total net assets.
(j)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
US LONG BOND FUTURE	Morgan Stanley	Long	119	March 2023	$15,455,125	$300,708	$300,708

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized (Depreciation)
S&P 500 EMINI FUTURE	Morgan Stanley	Short	25	March 2023	(5,112,500)	$(324,211)	(324,211)
EURODOLLAR 90 DAY	Morgan Stanley	Long	189	September 2023	44,887,500	$(823,794)	(823,794)
3 MONTH SOFR FUT DEC23	Morgan Stanley	Long	189	December 2023	45,163,913	$(35,787)	(35,788)
					$100,394,038	$(883,084)	$(883,084)

CALL OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
S&P 500® Index	Morgan Stanley	02/17/2023	$3,500	(38)	$(15,491,080)	$(5,415)
S&P 500® Index	Morgan Stanley	03/17/2023	3,450	(27)	(11,006,820)	(18,765)
S&P 500® Index	Morgan Stanley	03/17/2023	3,650	(167)	(68,079,220)	(249,665)
S&P 500® Index	Morgan Stanley	04/21/2023	3,650	(220)	(89,685,200)	(693,000)
					$(184,262,320)	$(966,845)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Bilbao Vizcaya Argentaria SA TRS	$(213,058)	1D FEDEF - 50 bps	FEDEF-1D	10/02/2024	$(331,267)	$(118,209)
Morgan Stanley	Sociedad Quimica	(562,239)	1D FEDEF - 35 bps	FEDEF-1D	01/02/2025	(702,288)	(140,049)
TOTAL		$(775,297)				$(1,033,555)	$(258,258)

*	Payment made when swap contract closes.

See Notes to Quarterly Statement of Investments.

Clough Global Opportunities Fund

STATEMENT OF INVESTMENTS

January 31, 2023 (Unaudited)

	Shares	Value
COMMON STOCKS 126.93%
Communication Services 3.98%
Alphabet, Inc. - Class C(a)(b)(c)	56,440	$5,636,663
T-Mobile US, Inc.(a)(b)(c)	30,030	4,483,779
		10,120,442

Consumer Discretionary 13.80%
Amazon.com, Inc.(a)(b)(c)	52,830	5,448,358
Booking Holdings, Inc.(a)(b)	700	1,703,870
BYD Co., Ltd. - Class H	107,500	3,358,882
Dollar General Corp.(b)	11,400	2,663,040
Home Depot, Inc.(b)	10,430	3,381,093
Lululemon Athletica, Inc.(a)	3,830	1,175,351
Marriott International, Inc. - Class A(b)	5,600	975,408
Melco Resorts & Entertainment, Ltd. - ADR(a)(b)	132,800	1,814,048
Norwegian Cruise Line Holdings, Ltd.(a)	99,600	1,514,916
Royal Caribbean Cruises Ltd.(a)(b)(c)	88,247	5,730,760
Tesla, Inc.(a)(b)(c)	26,937	4,666,027
Wynn Resorts, Ltd.(a)(b)	25,820	2,675,985
		35,107,738

Consumer Staples 5.86%
Coca-Cola Co.(b)	21,800	1,336,776
General Mills, Inc.(b)	53,500	4,192,260
Kraft Heinz Co.(b)	38,200	1,548,246
Kroger Co.(b)	31,400	1,401,382
Procter & Gamble Co.(b)	32,100	4,570,398
Walgreens Boots Alliance, Inc.(b)(c)	50,800	1,872,488
		14,921,550

Energy 9.54%
Cheniere Energy, Inc.(b)	30,685	4,688,361
Exxon Mobil Corp.(b)(c)	66,300	7,691,463
Kinder Morgan, Inc.(b)(c)	372,234	6,811,882
Schlumberger, Ltd.	51,400	2,928,772
Transocean, Ltd.(a)	318,000	2,143,320
		24,263,798

Financials 17.23%
American International Group, Inc.(b)	36,900	2,332,818
Bank of America Corp.(b)	138,300	4,906,884
Berkshire Hathaway, Inc.(a)(b)	9	4,256,999
Blackstone Mortgage Trust, Inc. - Class A(b)(c)	135,173	3,222,524
Blackstone Secured Lending Fund(b)(c)	83,480	2,053,608
HDFC Bank, Ltd. - ADR(b)(c)	125,775	8,472,204
Huntington Bancshares, Inc.(b)	205,400	3,115,918
ICICI Bank, Ltd. - Sponsored ADR - ADR(b)(c)	266,500	5,551,195
JPMorgan Chase & Co.(b)	33,000	4,618,680
M&T Bank Corp.(b)	8,400	1,310,400
	Shares	Value
Financials (continued)
Starwood Property Trust, Inc.(b)(c)	191,173	$3,993,604
		43,834,834

Health Care 25.02%(d)
Acadia Healthcare Co., Inc.(a)(b)	40,200	3,377,604
Amphivena Therapeutics, Inc. - Series C(a)(e)(f)(g)(h)(i)(j)	780,326	1,006,621
Apellis Pharmaceuticals, Inc.(a)(b)(c)	11,966	630,967
Arcellx, Inc.(a)(b)(c)	87,938	2,938,009
Boston Scientific Corp.(a)(b)	35,400	1,637,250
Centrexion Therapeutics Corp.(a)(e)(f)(h)(i)(j)	14,166	94,331
Centrexion Therapeutics Corp. - Series D Preferred Shares(a)(e)(f)(g)(h)(i)(j)	217,952	1,451,342
Cigna Corp.(b)	3,600	1,140,012
CRISPR Therapeutics AG(a)(b)(c)	85,631	4,368,894
Elevance Health, Inc.(b)	3,200	1,599,968
Eli Lilly & Co.(b)	6,300	2,168,145
Hologic, Inc.(a)(b)(c)	28,990	2,358,916
Illumina, Inc.(a)	18,330	3,926,286
Jazz Pharmaceuticals PLC(a)(b)	23,930	3,748,874
Johnson & Johnson(b)	29,800	4,869,916
Legend Biotech Corp. - ADR(a)(b)	46,100	2,328,050
Merck & Co., Inc.(b)	14,070	1,511,259
Novo Nordisk A/S - ADR	9,540	1,323,961
Surgery Partners, Inc.(a)(b)(c)	132,746	4,407,167
Tenet Healthcare Corp.(a)(b)(c)	58,540	3,210,919
Thermo Fisher Scientific, Inc.(b)	1,100	627,363
UnitedHealth Group, Inc.(b)(c)	10,765	5,373,780
Veracyte, Inc.(a)(b)(c)	150,500	3,782,065
Vertex Pharmaceuticals, Inc.(a)(b)	11,220	3,625,182
Zimmer Biomet Holdings, Inc.(b)	16,920	2,154,593
		63,661,474

Industrials 18.82%
Airbus SE	88,657	11,068,631
The Boeing Co.(a)(b)(c)	35,725	7,609,425
Deere & Co.(b)	2,300	972,532
Hertz Global Holdings, Inc.(a)(b)(c)	39,800	717,196
Lockheed Martin Corp.(b)	1,900	880,194
Northrop Grumman Corp.(b)	22,100	9,901,684
Raytheon Technologies Corp.(b)(c)	83,320	8,319,502
TransDigm Group, Inc.(b)(c)	11,713	8,407,006
		47,876,170

Information Technology 22.84%
Accenture PLC - Class A	10,700	2,985,835
Amphenol Corp. - Class A(b)	12,200	973,194
Analog Devices, Inc.(b)	22,000	3,772,340
Apple, Inc.(b)	37,700	5,439,733
Broadcom, Inc.(b)(c)	6,500	3,802,565
Jabil, Inc.(b)	23,500	1,847,805
Lam Research Corp.(b)(c)	8,630	4,315,863
Marvell Technology Group, Ltd.	29,400	1,268,610
Mastercard, Inc. - Class A(b)	5,900	2,186,540
Microsoft Corp.(b)	33,225	8,233,487
Palo Alto Networks, Inc.(a)(b)(c)	36,250	5,750,700
QUALCOMM, Inc.(b)(c)	23,900	3,183,719
Samsung Electronics Co., Ltd.	29,714	1,471,468

	Shares	Value
Information Technology (continued)
Taiwan Semiconductor Manufacturing Co., Ltd. - Sponsored ADR(b)	27,100	$2,512,983
Texas Instruments, Inc.(b)	41,600	7,371,936
Visa, Inc. - Class A(b)(c)	13,040	3,001,939
		58,118,717

Materials 2.39%
Air Products & Chemicals, Inc.(b)(c)	5,300	1,698,703
Linde PLC	9,000	2,978,460
Sherwin-Williams Co.(b)	6,000	1,419,540
		6,096,703

Real Estate 4.01%
American Tower Corp.(b)(c)	31,380	7,009,978
Crown Castle International Corp.(b)	9,730	1,441,111
Prologis, Inc.(b)	6,800	879,104
Simon Property Group, Inc.(b)	6,800	873,528
		10,203,721

Utilities 3.44%
AES Corp.(b)	102,400	2,806,784
Duke Energy Corp.(b)	29,100	2,981,295
Exelon Corp.(b)	70,200	2,961,738
		8,749,817

TOTAL COMMON STOCKS
(Cost $312,875,182)		322,954,964

EXCHANGE TRADED FUNDS 5.13%
iShares MSCI China ETF(b)	47,500	2,545,050
KraneShares CSI China Internet ETF(a)(b)	73,000	2,472,510
SPDR S&P Biotech ETF(a)(b)	85,200	7,574,280
United States Natural Gas Fund LP(a)(b)	48,600	452,952

TOTAL EXCHANGE TRADED FUNDS
(Cost $13,271,488)		13,044,792

MUTUAL FUND 2.40%
BlackRock Capital Allocation Trust(b)	95,700	1,446,027
BlackRock Innovation & Growth Trust(b)	427,100	3,263,044
MainStay CBRE Global Infrastructure Megatrends Fund	92,400	1,401,708

TOTAL CLOSED-END FUNDS		6,110,779
TOTAL MUTUAL FUND
(Cost $5,575,148)		6,110,779
	Shares	Value
WARRANTS 0.58%(a)
Hertz Global Holdings, Inc., Strike Price $13.80, Expires 6/30/2051(b)	159,034	$1,474,245

TOTAL WARRANTS
(Cost $2,549,805)		1,474,245

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 1.96%
Put Options Purchased 1.96%
3 Month SOFR Opt Dec23C 97-SFRZ3C 97 PIT
, $97, $2,150,662,500	9,000	1,293,750
S&P 500® Index
02/17/23, $3,800, $27,720,880	68	58,140
S&P 500® Index
03/17/23, $3,800, $19,975,340	49	139,895
S&P 500® Index
03/17/23, $3,850, $125,966,940	309	1,101,585
S&P 500® Index
04/21/23, $3,850, $163,064,000	400	2,372,000

Total Put Options Purchased
(Cost $11,049,357)		4,965,370

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 12.51%
Consumer Discretionary
Carnival Corp.
03/01/2026, 7.625%(e)(g)	$1,100,000	1,002,414

Energy
Transocean, Inc.
01/15/2026, 7.500%(e)(g)	1,300,000	1,223,807

Financials
Goldman Sachs BDC, Inc.
01/15/2026, 2.875%(b)	1,000,000	937,039
Golub Capital BDC, Inc.
08/24/2026, 2.500%(b)(c)	4,130,000	3,624,163
Owl Rock Technology Finance Corp.
12/15/2025, 4.750%(b)(c)(e)(g)	4,000,000	3,676,870
Signature Bank
11/01/2029, 3M US L + 2.559%(b)(k)	2,000,000	1,897,053
		10,135,125

Industrials
Air Canada 2013-1 Class A Pass Through Trust
05/15/2025, 4.125%(b)(c)(e)(g)	3,995,257	3,701,683
Alaska Airlines 2020-1 Class B Pass Through Trust
08/15/2025, 8.000%(b)(c)(e)(g)	3,813,187	3,829,059

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
American Airlines 2019-1 Class A Pass Through Trust
Series A, 02/15/2032, 3.500%(b)(c)	$3,803,488	$2,982,206
Boeing Co.
02/04/2026, 2.196%	1,360,000	1,257,907
Hexcel Corp.
08/15/2025, 4.950%(b)(c)	1,000,000	979,895
02/15/2027, 4.200%(b)(c)	5,000,000	4,795,662
		17,546,412

Information Technology
Broadcom, Inc.
Series WI, 11/15/2025, 3.150%	2,000,000	1,913,043

TOTAL CORPORATE BONDS
(Cost $34,478,752)		31,820,801

CONVERTIBLE CORPORATE BONDS 0.30%
Financials
Starwood Property Trust, Inc.
04/01/2023, 4.375%(b)(c)	700,000	698,688

Health Care
Amphivena Convertible Note PP
12/31/2049 (e)(f)(g)(h)(i)(j)	253,750	76,125

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $953,750)		774,813

GOVERNMENT & AGENCY OBLIGATIONS 4.94%
U.S. Treasury Notes
01/31/2024, 0.140%(b)	8,000,000	7,699,124
04/30/2024, 0.100%(b)	5,000,000	4,871,094

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $12,967,612)		12,570,218

	Shares	Value
SHORT-TERM INVESTMENTS 3.53%
Money Market Fund 3.53%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (4.077% 7-day yield)	8,992,543	8,992,543

TOTAL SHORT-TERM INVESTMENTS
(Cost $8,992,543)		8,992,543

Total Investments - 158.28%
(Cost $402,713,637)		402,708,525

Other Assets in Excess of Liabilities - (58.28%)(l)		(148,273,488)

NET ASSETS - 100.00%		$254,435,037
SCHEDULE OF SECURITIES SOLD SHORT	Shares	Value
COMMON STOCKS (10.29%)
Communication Services (0.49%)
Softbank Group Corp.	(26,800)	$(1,265,004)

Consumer Discretionary (4.82%)
Asbury Automotive Group, Inc.(a)	(10,480)	(2,305,600)
Autonation Inc(a)	(17,300)	(2,192,256)
Harley-Davidson, Inc.	(69,300)	(3,189,879)
Macy's, Inc.	(133,200)	(3,147,516)
Nordstrom, Inc.	(73,600)	(1,438,144)
		(12,273,395)

Financials (1.85%)
BNP Paribas S.A.	(17,970)	(1,228,815)
Credit Agricole S.A.	(92,565)	(1,110,571)
Deutsche Bank AG	(33,900)	(453,582)
Intesa Sanpaolo SpA	(229,253)	(600,647)
Societe Generale S.A.	(18,790)	(557,261)
UniCredit SpA	(38,679)	(752,017)
		(4,702,893)

Health Care (1.28%)
AMN Healthcare Services, Inc.(a)	(12,000)	(1,150,080)
Biogen, Inc.(a)	(3,050)	(887,245)
Intuitive Surgical, Inc.(a)	(4,940)	(1,213,708)
		(3,251,033)

Information Technology (1.85%)
Elastic NV(a)	(6,300)	(370,692)
GLOBALFOUNDRIES, Inc.(a)	(11,600)	(687,648)
HubSpot, Inc.(a)	(1,360)	(471,934)
ON Semiconductor Corp.(a)	(10,900)	(800,605)
Palantir Technologies, Inc. - Class A(a)	(49,500)	(385,110)
Shopify, Inc. - Class A(a)	(10,100)	(497,627)
Smartsheet, Inc. - Class A(a)	(13,300)	(574,693)
Toast, Inc.(a)	(20,600)	(459,586)
UiPath, Inc. - Class A(a)	(29,900)	(459,264)
		(4,707,159)

TOTAL COMMON STOCKS
(Proceeds $22,293,972)		(26,199,484)

EXCHANGE TRADED FUNDS (13.46%)
ARK Innovation ETF(a)	(40,800)	(1,629,144)
Financial Select Sector SPDR® Fund	(198,800)	(7,268,128)
Industrial Select Sector SPDR® Fund	(144,100)	(14,676,585)
Invesco QQQ ™ Trust Series 1	(4,780)	(1,408,284)
iShares® U.S. Medical Devices ETF	(107,000)	(5,778,000)
WisdomTree Cloud Computing Fund(a)	(121,400)	(3,486,608)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $31,471,214)		(34,246,749)

TOTAL SECURITIES SOLD SHORT
(Proceeds $62,575,251)		$(69,853,233)

Investment Abbreviations:
FEDEF - Federal Funds Effective Rate
SOFR- Secured Overnight Financing Rate

Libor Rates:
3M US L - 3 Month LIBOR as of January 31, 2023 was 4.81%
1D US SOFR-1 Day SOFR as of January 31, 2023 was 4.31%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, or borrowings. As of January 31, 2023, the aggregate value of those securities was $320,911,408, representing 126.08% of net assets. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of January 31, 2023.
(d)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.
(e)	Restricted Security (See Note 1).
(f)	The Security has been deemed Illiquid.
(g)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of January 31, 2023, these securities had an aggregate value of $15,967,920 or 6.27% of net assets.
(h)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of January 31, 2023, these securities had an aggregate value of $2,628,419 or 1.03% of net assets.
(i)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(j)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of January 31, 2023, these securities had an aggregate value of $2,628,419 or 1.03% of total net assets.
(k)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(l)	Includes cash which is being held as collateral for securities sold short.

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
US LONG BOND FUTURE	Morgan Stanley	Long	219	March 2023	$28,442,625	$553,404	$553,404

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized (Depreciation)
S&P 500 EMINI FUTURE	Morgan Stanley	Short	46	March 2023	(9,407,000)	$(596,935)	(596,935)
EURODOLLAR 90 DAY	Morgan Stanley	Long	344	September 2023	81,700,000	$(1,497,784)	(1,497,784)
3 MONTH SOFR FUT DEC23	Morgan Stanley	Long	344	December 2023	82,203,100	$(65,138)	(65,138)
					$182,938,725	$(1,606,453)	$(1,606,453)

CALL OPTIONS WRITTEN

Underlying Security	Counterparty	Expiration Date	Strike Price	Contracts	Notional Amount	Value
S&P 500® Index	Morgan Stanley	02/17/2023	$3,500	(68)	$(27,720,880)	$(9,690)
S&P 500® Index	Morgan Stanley	03/17/2023	3,450	(49)	(19,975,340)	(34,055)
S&P 500® Index	Morgan Stanley	03/17/2023	3,650	(309)	(125,966,940)	(461,955)
S&P 500® Index	Morgan Stanley	04/21/2023	3,650	(400)	(163,064,000)	(1,260,000)
					$(336,727,160)	$(1,765,700)

TOTAL RETURN SWAP CONTRACTS

Counter Party	Reference Entity/Obligation	Notional Amount	Floating Rate Paid by the Fund*	Floating Rate Index	Termination Date	Value	Net Unrealized Depreciation
Morgan Stanley	Banco Bilbao Vizcaya Argentaria SA TRS	$(392,974)	1D FEDEF - 50 bps	FEDEF-1D	10/02/2024	$(611,003)	$(218,029)
Morgan Stanley	Sociedad Quimica	(1,030,802)	1D FEDEF - 35 bps	FEDEF-1D	01/02/2025	(1,287,528)	(256,726)
TOTAL		$(1,423,776)				$(1,898,531)	$(474,755)

*	Payment made when swap contract closes.

See Notes to Quarterly Statement of Investments.

Clough Global FundS

Notes to Quarterly Statement of Investments

January 31, 2023 (unaudited)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non-diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures, including the disclosure of contingent assets and liabilities, in the financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies.

The net asset value (“NAV”) per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by a Fund at times when the Fund is not open for business. As a result, each Fund’s NAV may change at times when it is not possible to purchase or sell shares of that Fund.

Investment Valuation: Securities, held by each Fund, for which exchange quotations are readily available, are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Money market funds are valued based on the closing NAV. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the Board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker. Futures are valued at settlement prices.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of January 31, 2023, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$111,193,835	$–	$–	$111,193,835
Exchange Traded Funds	1,826,460	–	–	1,826,460
Preferred Stocks	1,046,964	–	–	1,046,964
Purchased Options	1,760,955	–	–	1,760,955
Corporate Bonds	–	16,222,212	–	16,222,212
Convertible Corporate Bonds	–	575,918	–	575,918
Asset-Backed Securities	–	25,904	–	25,904
Government & Agency Obligations	–	3,849,562	–	3,849,562
Short-Term Investments	2,567,107	–	–	2,567,107
Mutual Fund	2,202,275	–	–	2,202,275
TOTAL	$120,597,596	$20,673,596	$–	$141,271,192

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$192,049	$–	$–	$(479,553)
Liabilities
Written Options	(810,383)	–	–	(810,383)
Securities Sold Short
Common Stocks	(7,541,108)	–	–	(7,541,108)
Exchange Traded Funds	(20,037,913)	–	–	(20,037,913)
Futures Contracts**	(671,602)	–	–	(671,602)
Total Return Swap Contracts**	–	(156,729)	–	(156,729)
TOTAL	$(28,868,957)	$(156,729)	$–	$(29,025,686)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$5,488,272	$–	$–	$5,488,272
Consumer Discretionary	19,147,665	–	–	19,147,665
Consumer Staples	8,148,211	–	–	8,148,211
Energy	13,290,930	–	–	13,290,930
Financials	23,559,449	–	–	23,559,449
Health Care	33,248,980	–	904,564	34,153,544
Industrials	25,947,710	–	–	25,947,710
Information Technology	31,688,035	–	–	31,688,035
Materials	3,331,832	–	–	3,331,832
Real Estate	5,573,474	–	–	5,573,474
Utilities	4,784,011	–	–	4,784,011
Exchange Traded Funds	7,098,653	–	–	7,098,653
Warrants	795,273	–	–	795,273
Purchased Options	2,728,280	–	–	2,728,280
Corporate Bonds	–	1,890,193	–	1,890,193
Convertible Corporate Bonds	–	–	32,625	32,625
Government & Agency Obligations	–	24,161,661	–	24,161,661
Short-Term Investments	1,737,507	–	–	1,737,507
Mutual Fund	3,330,374	–	–	3,330,374
TOTAL	$189,898,656	$26,051,854	$937,189	$216,887,699

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$300,708	$–	$–	$(883,084)
Liabilities
Written Options	(1,248,095)	–	–	(1,248,095)
Securities Sold Short

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Common Stocks	(14,254,982)	–	–	(14,254,982)
Exchange Traded Funds	(18,721,190)	–	–	(18,721,190)
Futures Contracts**	(1,183,792)	–	–	(1,183,792)
Total Return Swap Contracts**	–	(258,258)	–	(258,258)
TOTAL	$(35,107,351)	$(258,258)	$–	$(35,365,609)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$10,120,442	$–	$–	$10,120,442
Consumer Discretionary	35,107,738	–	–	35,107,738
Consumer Staples	14,921,550	–	–	14,921,550
Energy	24,263,798	–	–	24,263,798
Financials	43,834,834	–	–	43,834,834
Health Care	61,109,180	–	2,552,294	63,661,474
Industrials	47,876,170	–	–	47,876,170
Information Technology	58,118,717	–	–	58,118,717
Materials	6,096,703	–	–	6,096,703
Real Estate	10,203,721	–	–	10,203,721
Utilities	8,749,817	–	–	8,749,817
Exchange Traded Funds	13,044,792	–	–	13,044,792
Warrants	1,474,245	–	–	1,474,245
Purchased Options	4,965,370	–	–	4,965,370
Corporate Bonds	–	31,820,801	–	31,820,801
Convertible Corporate Bonds	–	698,688	76,125	774,813
Government & Agency Obligations	–	12,570,218	–	12,570,218
Short-Term Investments	8,992,543	–	–	8,992,543
Mutual Fund	6,110,779	–	–	6,110,779
TOTAL	$354,990,399	$45,089,707	$2,628,419	$402,708,525

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$553,404	$–	$–	$(1,606,453)
Liabilities
Written Options	(2,271,950)	–	–	(2,271,950)
Securities Sold Short
Common Stocks	(26,199,484)	–	–	(26,199,484)
Exchange Traded Funds	(34,246,749)	–	–	(34,246,749)
Futures Contracts**	(2,159,857)	–	–	(2,159,857)
Total Return Swap Contracts**	–	(474,755)	–	(474,755)
TOTAL	$(64,324,636)	$(474,755)	$–	$(64,799,391)

*	For detailed sector descriptions, see the accompanying Statements of Investments.

**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2022	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2023	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2023
Common Stocks	$2,039,424	$–	$(1,134,860)	$–	$–	$–	$–	$904,564	$(1,134,860)
Convertible Corporate Bond	36,975	–	(4,350)	–	–	–	–	32,625	(4,350)
Total	$2,076,399	$–	$(1,139,210)	$–	$–	$–	$–	$937,189	$(1,139,210)

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2022	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of January 31, 2023	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at January 31, 2023
Common Stocks	$5,516,468	$–	$(2,964,174)	$–	$–	$–	$–	$2,552,294	$(2,964,174)
Convertible Corporate Bond	86,275	–	(10,150)	–	–	–	–	76,125	(10,150)
Total	$5,602,743	$–	$(2,974,324)	$–	$–	$–	$–	$2,628,419	$(2,974,324)

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at January 31, 2023:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range/Premium
Clough Global Equity Fund	Health Care	$937,189	Accomplishment & Goals and Index Performance Method	Transaction Price	N/A

Clough Global Opportunities Fund	Health Care	$2,628,419	Accomplishment & Goals and Index Performance Method	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in Exchange Traded Funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. The cash amount is reported on the Statements of Assets and Liabilities as Deposit with broker for securities sold short which is held with one counterparty. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales. The interest incurred by the Funds is reported on the Statements of Operations as Interest expense – margin account. Interest amounts payable, if any, are reported on the Statements of Assets and Liabilities as Interest payable – margin account.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the reporting period ended January 31, 2023.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Funds invested in futures during the reporting period ended January 31, 2023.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the period ended January 31, 2023, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the period ended January 31, 2023, each Fund held rights and did not hold warrants. As of the period ended January 31, 2023, the Funds held no warrants or rights.

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of January 31, 2023 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value
Clough Global Dividend and Income Fund	Alaska Airlines Class B Pass Through Trust	1.40%	2/1/2022	1,271,062	$1,376,054	$1,276,353
	Carnival Corp.	0.40%	1/31/2023	400,000	364,000	364,514
	JDE Peet's NV	0.95%	3/08/2022	1,000,000	939,883	868,094
	Melco Resorts Finance, Ltd.	0.25%	9/21/2020	250,000	257,848	225,389
	Owl Rock Technology Finance Corp.	1.01%	12/13/2021	1,000,000	1,050,182	919,218
	Owl Rock Technology Finance Corp.	1.06%	5/14/2021	1,000,000	1,094,882	967,488
	Transocean, Inc.	0.41%	1/25/2023	400,000	372,112	376,556
Total		5.48%			$5,454,961	$4,997,612

Clough Global Equity Fund	Amphivena Therapeutics, Inc.	0.31%	4/8/2019	334,425	$1,199,997	$431,408
	Amphivena Convertible Note PP	0.02%	8/27/2021	108,750	108,750	32,625
	Carnival Corp.	0.39%	1/31/2023	600,000	546,000	546,771
	Centrexion Therapeutics Corp.	0.32%	12/18/2017	66,719	701,250	444,282
	Centrexion Therapeutics Corp.	0.02%	3/19/2019	4,336	48,741	28,873
	Transocean, Inc.	0.48%	1/25/2023	700,000	651,196	658,973
Total		1.54%			$3,255,934	$2,142,932

Clough Global Opportunities Fund	Air Canada 2013-1 Class A Pass Through Trust	1.45%	5/3/2022	3,995,257	$3,887,686	$3,701,683
	Alaska Airlines 2020-1 Class B Pass Through Trust	1.50%	2/1/2022	3,813,187	4,128,162	3,829,059
	Amphivena Convertible Note PP	0.03%	8/27/2021	253,750	253,750	76,125
	Amphivena Therapeutics, Inc.	0.40%	4/8/2019	780,326	2,799,997	1,006,621
	Carnival Corp.	0.39%	1/31/2023	1,100,000	1,001,502	1,002,414
	Centrexion Therapeutics Corp.	0.04%	3/19/2019	14,166	159,240	94,331
	Centrexion Therapeutics Corp.	0.57%	12/18/2017	217,952	2,290,759	1,451,342
	Owl Rock Technology Finance Corp.	1.45%	12/13/2021	4,000,000	4,200,729	3,676,870
	Transocean, Inc.	0.48%	1/25/2023	1,300,000	1,209,364	1,223,807
Total		6.31%			$19,930,687	$16,062,252

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in NAV. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to their investments in foreign issuers located in various countries outside the U.S. Such investments may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

A novel coronavirus and the resulting COVID-19 respiratory infection have resulted in a global pandemic and major disruption to economies and markets around the world. The pandemic has led to extreme short-term market volatility and may have adverse long-term effects on U.S. and world economies. Liquidity for many instruments has been reduced, and some sectors of the economy and individual issuers have experienced particularly large losses. The economic impacts of the global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

2. CommitTed facility agreement

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On January 31, 2023, the pledged collateral was valued at $107,657,455, $165,148,095 and $320,911,408, for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. On July 12, 2022, the Fund’s financing rate changed from the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% to the three month Overnight Banking Fund Rate (“OBFR”) plus 0.90%. Interest is charged at the three month OBFR plus 0.90% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the Initial Limit and (ii) any increased borrowing amount in the excess of the Initial Limit, paid in monthly installments for the year immediately following the date on which borrowing were drawn by the Fund

The Maximum Commitment Financing allowed under the Agreement is $53,000,000, $90,000,000 and $164,000,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the period ended January 31, 2023, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $53,000,000, $93,586,956 and $171,934,783, respectively, and the average interest rate for the borrowings was 1.64%. As of January 31, 2023, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $53,000,000, $90,000,000 and $164,000,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on January 31, 2023, was 5.22%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re- register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either (1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of January 31, 2023, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $47,630,273, $83,167,862 and $170,810,095, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended January 31, 2023.